                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                            FUISZ TECHNOLOGIES LTD.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED JULY 30, 1999, BY
                       ABCI ACQUISITION SUB. CORPORATION
                           A WHOLLY-OWNED SUBSIDIARY
                                       OF
                       BIOVAIL CORPORATION INTERNATIONAL
--------------------------------------------------------------------------------
    THE OFFER (AS DEFINED BELOW), PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, AUGUST 26, 1999,
                          UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                    ChaseMellon Shareholder Services, L.L.C.

         BY MAIL:                 BY OVERNIGHT DELIVERY:            BY HAND DELIVERY:
      P.O. Box 3301                 85 Challenger Road           120 Broadway, 13th Floor
South Hackensack, NJ 07606           Mail Drop--Reorg               New York, NY 10271
   Attn: Reorganization         Ridgefield Park, NJ 07660          Attn: Reorganization
        Department                 Attn: Reorganization                 Department
                                        Department

                           By Facsimile Transmission:
                                 (201) 296-4293
                                  To Confirm:
                                 (201) 296-4860

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        ------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF TENDERED SHARES
        ------------------------------------------------------------------------------------------------
                                                                   SHARE CERTIFICATE(S) TENDERED
                                                                    (ATTACHED ADDITIONAL SIGNED
                                                                         LIST IF NECESSARY)
                                                      -------------------------------------------------------
                                                                            TOTAL NUMBER
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)          SHARE             OF SHARES           NUMBER OF
             (PLEASE FILL IN EXACTLY AS                 CERTIFICATE        REPRESENTED BY          SHARES
        NAME(S) APPEAR(S) ON CERTIFICATE(S)             NUMBER(S)(1)     CERTIFICATE(S)(1)      TENDERED(2)
----------------------------------------------------------------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------

                                                      -------------------------------------------------------
                                                        TOTAL SHARES

----------------------------------------------------------------------------------------------------------------

(1) Need not be completed by Book-Entry Shareholders.

(2) Unless otherwise indicated, it will be assumed that all Shares Certificates delivered to the Depositary are being tendered. See Instruction 4.

    This Letter of Transmittal is to be completed by shareholders either if certificates for Shares (the "Share Certificates") are to be forwarded with this Letter of Transmittal or, unless an Agent's Message (as defined in Instruction 2 herein) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase, dated July 30, 1999 (the "Offer to Purchase")) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and all other shareholders are referred to as "Certificate Shareholders." DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    This Letter of Transmittal must be accompanied by Share Certificates unless the holder complies with the procedures for guaranteed delivery set forth in
Section 3 of the Offer to Purchase. Holders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures. See Instruction 2 herein.

/ /  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

    If delivered by Book-Entry Transfer, check box / /

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to ABCI Acquisition Sub. Corporation, a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of Biovail Corporation International, an Ontario, Canada corporation ("Parent"), the above described shares of common stock, $.01 par value (the "Shares"), Fuisz Technologies Ltd., a Delaware corporation (the "Company") at a price of $7.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 30, 1999 (the "Offer to Purchase"), and in this Letter of Transmittal (which, as amended or supplemented from time to time, together with the Offer to Purchase constitute the "Offer") receipt of which is hereby acknowledged. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

    Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after July 30,
1999) and constitutes and irrevocably appoints ChaseMellon Shareholder Services, L.L.C. (the "Depositary") the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any such other Shares or securities or rights), or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and any such other Shares or securities or rights) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints Eugene N. Melnyk and Kenneth C. Cancellara, and each of them, and any other designees of the Purchaser as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after July 30, 1999) which have been accepted for payment by the Purchaser prior to the time of such vote or action which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of shareholders then scheduled or acting by written consent without a meeting.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after July 30, 1999) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any such other Shares or securities or rights).

    All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall-be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, as well as the undersigned's representation and warranty to Parent, the Purchaser and the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) the tender of such Shares complies with Rule 14e-4 of the Exchange Act. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment (and any accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Shareholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such shareholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated on the front cover. Issue check and/or certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                    (SEE SUBSTITUTE FORM W-9 ON BACK COVER)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover. Mail check and/or certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                    (SEE SUBSTITUTE FORM W-9 ON BACK COVER)

-----------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ____________________________________________________________________________

  ____________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

  Dated: __________________, 1999

      (Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)

  Name(s) ____________________________________________________________________
  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (Full Title): _____________________________________________________

  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: (   )_______________________________________

  Tax Identification or Social Security No.: _________________________________ (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature: ______________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________
  ____________________________________________________________________________

  Area Code and Telephone Number:Address: (   )_______________________________

  Dated: __________________, 1999
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares of the Shares tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by property completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, as provided in Section 3 of the Offer to Purchase. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

    The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

    THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY

RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal or a facsimile thereof, waive any right to receive any notice of the acceptance of their Shares for payment.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. PARTIAL TENDERS. (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) for the remainder of the Shares that were evidenced by the old Share Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names on Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

    If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacity, such persons should so indicate when signing, and should submit proper evidence satisfactory to the Purchaser of their authority to so act.

    When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates for Shares not tendered or purchased are to be issued in, the name of a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer for which the Purchaser is liable in connection with the Offer, whether or not another person is jointly liable therefor. If, however, payment of the purchase price is to be made to, or if Share Certificates not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or Share Certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Share Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at such Book-Entry Transfer Facility as such shareholder may designate hereon. If no such instructions are given, such Shares not purchases will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

8. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth below.

10. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the shareholder does not provide the Depositary with the correct TIN, the Internal Revenue Service (the "IRS") may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares exchanged pursuant to the Offer may be subject to 31% backup withholding.

    If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    To prevent backup withholding, each tendering shareholder must provide his or her correct TIN by completing Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that the shareholder is awaiting a TIN) and that (a) the shareholder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the shareholder that he or she is no longer subject to backup withholding. To prevent possible erroneous backup withholding, exempt shareholders (other than certain foreign individuals) should certify in accordance with the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" that such shareholder is exempt from backup withholding. If a shareholder has been notified by the IRS that he or she is subject to backup withholding because of underreporting interest or dividends on his or her tax return, he or she should nevertheless complete and sign Substitute Form W-9 but should (unless after being so notified by the IRS he or she received a notification from the IRS that he or she is no longer subject to backup withholding) cross out item (2) of the certification on the form.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

    The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any Share Certificate(s) has been lost, destroyed or stolen, the shareholder should promptly notify the Transfer Agent for the Company. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE AND ANY OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

---------------------------------------------------------------------------------------------------
           SUBSTITUTE             Part I: PLEASE PROVIDE YOUR      --------------------------------
            FORM W-9              NAME, ADDRESS AND TIN IN THE                   Name
   Department of the Treasury     BOX AT RIGHT AND CERTIFY BY      --------------------------------
    Internal Revenue Service      SIGNING AND DATING BELOW.                      Name
                                                                        Social Security Number
  Payer's Request for Taxpayer                                       OR ------------------------
  Identification Number (TIN)                                       Employer Identification Number
  and Certification for Payee
  Exempt from Back Withholding
---------------------------------------------------------------------------------------------------
 PART 2--CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a Taxpayer Identification Number to be issued to me) and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or, (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS
 THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF A FAILURE TO REPORT ALL INTEREST OR
 DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO
 BACKUP WITHHOLDING, YOU RECEIVED ANOTHER NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT
 TO BACKUP WITHHOLDING, DO NOT CROSS OUT SUCH ITEM (2). (ALSO SEE INSTRUCTIONS IN THE ENCLOSED
 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9).
---------------------------------------------------------------------------------------------------
 PART 3--/ /  Check this box if you have not been issued a TIN and have applied for one or intend to apply for one in the near future.

 SIGNATURE ----------------------------------------------------------- DATE ---------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
 PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
 CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU
 MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

 SIGNATURE ----------------------------------------------------------- DATE ---------------------
---------------------------------------------------------------------------------------------------

                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification
 Number to the appropriate Internal Revenue Service Center or Social Security Administration Office
 or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all payments made to me will be withheld until I provide such a number.

 SIGNATURE ----------------------------------------------------------- DATE ---------------------
---------------------------------------------------------------------------------------------------

    Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, Share Certificates and any other required documents should be sent or delivered by each shareholder of the Company or his broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

                        THE DEPOSITARY FOR THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

              By Mail:                       By Overnight Delivery:                  By Hand Delivery:

           P.O. Box 3301                       85 Challenger Road                 120 Broadway, 13th Floor
     South Hackensack, NJ 07606                 Mail Drop--Reorg                     New York, NY 10271
  Attn: Reorganization Department          Ridgefield Park, NJ 07660          Attn: Reorganization Department
                                        Attn: Reorganization Department

                                           By Facsimile Transmission:
                                                 (201) 296-4293

                                                  To Confirm:
                                                 (201) 296-4860

    Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                     THE INFORMATION AGENT FOR THE OFFER IS

                                     [LOGO]

                                156 Fifth Avenue
                            New York, New York 10011
                         (212) 929-5500 (Call Collect)
                                       or
                         Call Toll-Free (800) 322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:
                          DONALDSON, LUFKIN & JENRETTE
                                277 Park Avenue
                            New York, New York 10172
                           (877) 233-9567 (Toll-Free)

                        GUIDELINES FOR CERTIFICATION OF
             TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help you to determine the number to give the payer.

-----------------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                         GIVE THE SOCIAL SECURITY NUMBER OF--
-----------------------------------------------------------------------------------------------------------------------
       1.  An individual's account                                The individual

       2.  Two or more individuals (joint account)                The actual owner of the account or, if combined
                                                                  funds, the first individual on the account(1)

       3.  Husband and wife (joint account)                       The actual owner of the account or, if joint funds,
                                                                  either person(1)

       4.  Custodian account of a minor (Uniform Gift to Minors   The minor(2)
           Act)

       5.  Adult and minor (joint account)                        The adult or, if the minor is the only contributor,
                                                                  the minor(1)

       6.  Account in the name of guardian or committee for a     The ward, minor, or incompetent person(3)
           designated ward, minor, or incompetent person

       7.  a.  A revocable savings trust account (in which        The grantor trustee(1)
               grantor is also trustee)

           b.  Any "trust" account that is not a legal or valid   The actual owner(1)
               trust under State law

       8.  Sole proprietorship account                            The owner(4)

       9.  A valid trust, estate, or pension trust                The legal entity (do not furnish the identifying
                                                                  number of the personal representative or trustee
                                                                  unless the legal entity itself is not designated in
                                                                  the account title)(5)

      10.  Corporate account                                      The corporation

      11.  Religious, charitable or educational organization      The organization
           account

      12.  Partnership account held in the name of the business   The partnership

      13.  Association, club, or other tax-exempt organization    The organization

      14.  A broker or registered nominee                         The broker or nominee

      15.  Account with the Department of Agriculture in the      The public entity
           name of a public entity (such as a State or local
           government, school district, or prison) that receives
           agricultural program payments

------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's Social Security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner. If the owner does not have an employer identification number, furnish the owner's social security number.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

    If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for International Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

    To complete Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code and the regulations promulgated thereunder.

    Payees specifically exempted from backup withholding on ALL payments include the following:

    - A Corporation.

    - A financial institution.

    - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).

    - The United States or any agency or instrumentality thereof.

    - A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

    - A foreign government or a political subdivision, agency or instrumentality thereof.

    - An international organization or any agency or instrumentality thereof.

    - A registered dealer in securities or commodities registered in the United States or a possession of the United States.

    - A real estate investment trust.

    - A common trust fund operated by a bank under section 584(a)

    - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

    - An entity registered at all times during the tax year under the Investment Company Act of 1940.

    - A foreign central bank of issue.

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under section 1441.

    - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

    - Payments of patronage dividends where the amount received is not paid in money.

    - Payments made by certain foreign organizations.

    - Payments made to a nominee.

    Payments of interest not generally subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if (i) this interest is $600 or more, and
      (ii) the interest is paid in the course of the payer's trade or business and (iii) you have not provided your correct taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    - Payments described in section 6049(b)(5) to non-resident aliens.

    - Payments on tax-free covenant bonds under section 1451.

    - Payments made by certain foreign organizations.

    - Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER.

    Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

    PRIVACY ACT NOTICES. Section 6109 requires most Recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

    (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to the failure.

    (3) CIVIL PENALTY FOR FALSE STATEMENTS WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

    (4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--If you falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.